REYNOLDS GROUP ISSUER LLC
REYNOLDS GROUP ISSUER INC.
REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.,
as Issuers
and
and the Senior Secured Note Guarantors from time to time party hereto
5.125% Senior Secured Notes due 2023
________________________
FIRST SUPPLEMENTAL INDENTURE
Dated as of August 1, 2016
to the
SENIOR SECURED NOTES INDENTURE
Dated as of June 27, 2016
________________________

THE BANK OF NEW YORK MELLON,
as Trustee, Principal Paying Agent, Transfer Agent, Collateral Agent, Calculation Agent and Registrar

WILMINGTON TRUST (LONDON) LIMITED,
as Additional Collateral Agent

FIRST SUPPLEMENTAL INDENTURE dated as of August 1, 2016 (as amended, supplemented or otherwise modified from time to time, the “Supplemental Indenture”), among REYNOLDS GROUP ISSUER LLC, a Delaware limited liability company having its registered office at CT Corporation, 1209 Orange Street, Wilmington, DE 19801 (the “US Issuer I”), REYNOLDS GROUP ISSUER INC., a Delaware corporation having its registered office at CT Corporation, 1209 Orange Street, Wilmington, DE 19801 (the “US Issuer II” and, together with the US Issuer I, the “US Issuers”), REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a company incorporated as a Luxembourg société anonyme (a public limited liability company) having its registered office at 6C, rue Gabriel Lippmann, L-5365 Munsbach, Grand Duchy of Luxembourg (the “Luxembourg Issuer” and, together with the US Issuers, the “Issuers”), the Senior Secured Note Guarantors (as defined in the Indenture referenced below) from time to time party hereto, THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”), principal paying agent, transfer agent, collateral agent, registrar and calculation agent, and WILMINGTON TRUST (LONDON) LIMITED, as additional collateral agent (the “Additional Collateral Agent”).
W I T N E S S E T H:
WHEREAS, the Issuers, the Senior Secured Notes Guarantors, the Trustee and the Additional Collateral Agent are party to the Senior Secured Notes Indenture, dated as of June 27, 2016 (as amended, supplemented, waived or otherwise modified from time to time, the “Indenture”), which provides for the issuance from time to time of Senior Secured Notes by the Company;
WHEREAS, Section 2.01 of the Indenture provides that the Issuers may provide for the issuance of Additional Senior Secured Notes in accordance with the limitations set forth in the Indenture;
WHEREAS, in connection with the issuance of $250,000,000 aggregate principal amount of the Issuers’ 5.125% Senior Secured Notes due 2023 (the “Tack-On Fixed Rate Senior Secured Notes”), the Company has duly authorized the execution and delivery of this Supplemental Indenture to establish the forms and terms of the Tack-On Fixed Rate Senior Secured Notes as hereinafter described; and
WHEREAS, pursuant to Section 9.01 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Senior Secured Notes Guarantors, the Trustee and the Additional Collateral Agent mutually covenant and agree for the benefit of the Holders as follows:
1.    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    Aggregate Principal Amount. The Tack-On Fixed Rate Senior Secured Notes will be issued by the Issuers, and authenticated and delivered by the Trustee, in an aggregate principal amount of $250,000,000.
3.    Terms. The Tack-On Fixed Rate Senior Secured Notes will be issued to Holders at a price of 103.500% of the aggregate principal amount of the Tack-On Fixed Rate Senior Secured Notes, plus accrued interest from June 27, 2016. The Tack-On Fixed Rate Senior Secured Notes will accrue interest from June 27, 2016. The Tack-On Fixed Rate Senior Secured Notes will be issued on August 1, 2016 (the “Issue Date”).
4.    Global Senior Secured Securities. (i) The Tack-On Fixed Rate Senior Secured Notes sold within the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act will be represented by one or more Global Fixed Rate Senior Secured Securities (the “Rule 144A Global Securities”) in registered form without interest coupons attached, such Rule 144A Global Securities being deposited upon issuance with a custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC, and (ii) the Tack-On Fixed Rate Senior Secured Notes sold outside the United States in reliance on Regulation S under the Securities Act will be represented by one or more Global Fixed Rate Senior Secured Securities (the “Regulation S Global Securities”) in registered form without interest coupons attached, such Regulation S Global Securities being deposited upon issuance with a custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. (i) Beneficial interests in the Regulation S Global Securities may not be exchanged for beneficial interests in the Global Fixed Rate Senior Secured Securities for the Original Fixed Rate Senior Secured Notes issued pursuant to Regulation S and (ii) beneficial interests in the Global Fixed Rate Senior Secured Securities for the Original Fixed Rate Senior Secured Notes issued pursuant to Regulation S may not be exchanged for beneficial interests in the Regulation S Global Securities, in each case until at least 40 days after the Issue Date.
5.    Additional Fixed Rate Senior Secured Notes. The Tack-On Fixed Rate Senior Secured Notes will be Additional Fixed Rate Senior Secured Notes for all purposes under the Indenture. The Tack-On Fixed Rate Senior Secured Notes will have the same terms as the Original Fixed Rate Senior Secured Notes, other than with respect to the issue price and the Issue Date.
6.    Form. The Tack-On Fixed Rate Senior Secured Notes shall be issued substantially in the form set forth, or referenced, in Article II of the Indenture, and Exhibit A-1 attached to the Indenture, in each case as provided for in Section 2.02 of the Indenture (as such form may be modified in accordance with Section 2.01 of the Indenture).
9.    Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE TACK-ON FIXED RATE SENIOR SECURED NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. FOR THE AVOIDANCE OF DOUBT, ARTICLES 86 TO 94-8 OF THE LUXEMBOURG LAW OF AUGUST 10, 1915 ON COMMERCIAL COMPANIES SHALL NOT BE APPLICABLE IN RESPECT OF THIS SUPPLEMENTAL INDENTURE AND THE TACK-ON FIXED RATE SENIOR SECURED NOTES. THE PARTIES HERETO HEREBY AGREE TO WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY.
10.    Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.
11.    Trustee and Collateral Agent. The Trustee and the Additional Collateral Agent make no representations as to the validity or sufficiency of this Supplemental Indenture.
12.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
13.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory
and witnessed by /s/ Amelia Reedy
Name: Amelia Reedy
Address: Level 22, 20 Bond St., Sydney
Occupation: Personal Assistant
Canada

EVERGREEN PACKAGING CANADA LIMITED
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

PACTIV CANADA INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

REYNOLDS CONSUMER PRODUCTS CANADA INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Assistant Secretary
Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.592

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.914

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of EUR 12,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory
Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) V S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173,603

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) VI S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173,602 and having a share capital of EUR 55,012,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory
Luxembourg

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173,602 and having a share capital of EUR 12,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 148.957

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory
The Netherlands

CLOSURE SYSTEMS INTERNATIONAL B.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory
New Zealand

BEVERAGE PACKAGING (NEW ZEALAND) LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory
and witnessed by /s/ Amelia Reedy
Name: Amelia Reedy
Address: Level 22, 20 Bond St., Sydney
Occupation: Personal Assistant

United States

BAKERS CHOICE PRODUCTS, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

BEVERAGE PACKAGING HOLDINGS II ISSUER INC.
By
/s/ Carl John Getz
Name: Carl John Getz
Title: Secretary and Vice President

BLUE RIDGE HOLDING CORP.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

BRPP, LLC
By: Blue Ridge Paper Products Inc., its Sole Member By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President
United States

BLUE RIDGE PAPER PRODUCTS INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS LLC
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY, INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President
United States

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CSI MEXICO LLC
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CSI SALES & TECHNICAL SERVICES INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

EVERGREEN PACKAGING INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

GPC HOLDINGS LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President
United States

GPC OPCO GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GPC SUB GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING ACQUISITION CORP.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING INC.
By
/s/ Mark Lightfoot
Name: Mark Lightfoot
Title: Secretary and Vice President

United States

GRAHAM PACKAGING COMPANY, L.P.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING HOLDINGS COMPANY
By: BCP/Graham Holdings L.L.C., its General Partner By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PET TECHNOLOGIES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PLASTIC PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President
United States

GRAHAM PACKAGING PX COMPANY
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PX HOLDING CORPORATION
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PX, LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

PACTIV INTERNATIONAL HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President
United States

PACTIV LLC
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

PACTIV MANAGEMENT COMPANY LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

PACTIV PACKAGING INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Assistant Secretary

PCA WEST INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

RENPAC HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President
United States

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary and Vice President

REYNOLDS CONSUMER PRODUCTS LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP ISSUER INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP ISSUER LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

United States

REYNOLDS MANUFACTURING INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS PRESTO PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS SERVICES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

SOUTHERN PLASTICS, INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

TRANS WESTERN POLYMERS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

THE BANK OF NEW YORK MELLON, as Trustee, Principal Paying Agent, Transfer Agent, the Collateral Agent, Registrar and Calculation Agent
by
/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

WILMINGTON TRUST (LONDON) LIMITED, as Additional Collateral Agent
by
/s/ Paul Barton
Name: Paul Barton
Title: Director

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